UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2006
HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)
Registrant’s telephone number, including area code: (812) 934-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Settlement Agreement
Press Release
Press Release

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Hillenbrand Industries, Inc. and its Hill-Rom, Inc. and Hill-Rom Company, Inc. subsidiaries announced on February 3, 2006, that the United States District Court for the District of South Carolina preliminarily approved a definitive settlement agreement entered into on February 3, 2006 with Spartanburg Regional Healthcare System and its attorneys to settle, for $337.5 million, the antitrust class action litigation brought by Spartanburg against Hillenbrand and Hill-Rom. The settlement agreement contains detailed terms of the previously announced memorandum of understanding and includes Hill-Rom’s commitment to continue certain Company-initiated practices.
     The proposed settlement and any payment to class members are subject to final court approval of the agreement following notice to class members. The court hearing for final approval is expected to occur on June 12, 2006. If finalized, the settlement is expected to resolve all of the plaintiffs’ claims and those of most U.S. and Canadian purchasers or renters of Hill-Rom products from 1990 through February 2, 2006, including without limitation all claims which may result from the current or future effects of conduct or events occurring at or prior to February 2, 2006.
     The cost of the settlement, along with estimates of certain legal and other costs to complete the settlement, was fully accrued by Hillenbrand in the fourth quarter of its 2005 fiscal year, which ended September 30, 2005. The preliminarily approved definitive settlement agreement is further described in the press release filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The settlement agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 7, 2006, the Company announced its earnings for the first quarter ended December 31, 2005. This announcement is more fully described in the press release filed as Exhibit 99.2 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.
     In the February 3, 2006 press release announcing the settlement agreement described in Item 1.01 above, Hillenbrand disclosed information regarding availability under its revolving credit facility and its cash and short-term investments as of December 31, 2005. This press release is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
10.1	Settlement Agreement

99.1	Press release dated February 3, 2006 issued by the Company.

99.2	Press release dated February 7, 2006 issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: February 7, 2006	BY:	/S/ Gregory N. Miller

Gregory N. Miller
Senior Vice President and
Chief Financial Officer

DATE: February 7, 2006	BY:	/S/ Richard G. Keller

Richard G. Keller
Vice President — Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Settlement Agreement

99.1	Press release dated February 3, 2006 issued by the Company.

99.2	Press release dated February 7, 2006 issued by the Company.

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